UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 26, 2005

United Community Financial Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-24399	34-1856319

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Federal Plaza West Youngstown, Ohio	44503-1203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 742-0500

Not Applicable

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition

Item 9.01:	Financial Statements and Exhibits

	(a.) and (b.)	Not applicable.

	(c.)	Exhibits. See Index to Exhibits.

On January 26, 2005, United Community Financial Corp. issued a press release discussing its earnings for the fourth quarter of 2004. The press release is attached as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

	By:	/s/ Patrick A. Kelly

Patrick A. Kelly Chief Financial Officer

Dated: January 26, 2005

INDEX TO EXHIBITS

Exhibit 99	Press release dated January 26, 2005